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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: APRIL 6, 2001
                        (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 333-33121


                           LEINER HEALTH PRODUCTS INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                  DELAWARE                              95-3431709

      (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                 901 EAST 233RD STREET, CARSON, CALIFORNIA 90745
                                 (310) 835-8400

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5.  OTHER EVENTS

On March 30, 2001, Leiner Health Products Inc. (the "Company") issued a press release (the "Press Release") announcing that it had entered into the Second Amendment to its Waiver Letter (the "Waiver Letter") dated March 28, 2001 (as amended by the Amendment to Waiver Letter dated February 23, 2001). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (C)    EXHIBITS

          4.29 Second Amendment to Waiver Letter, dated as of March 28, 2001, among Leiner Health Products Inc., Vita Health Products Inc. and the banks and other financial institutions party thereto, as Lenders.

          99.1      Press Release dated March 30, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 LEINER HEALTH PRODUCTS INC.



                                                 By: /s/ STEPHEN P. MILLER
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                                                     Stephen P. Miller
                                                     Senior Vice President and
                                                     Chief Financial Officer



Date: April 6, 2001


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